EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InsPro Technologies Corporation (the "Company") on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald R. Caldwell, Principal Executive Officer and chairman of the board of directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2017

/s/ Donald R. Caldwell

Donald R. Caldwell

Principal Executive Officer and chairman of the board of directors